UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2018

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503-6091
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(907) 297 – 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01        Other Events.

Alaska Communications Systems Group, Inc. (the “Company”) is providing an interim update on its 2018 executive compensation plans in anticipation of the compensation discussion and analysis to be included in the Company’s 2019 proxy statement. Over the next several months, this update may be shared directly with certain investors by members of the Compensation and Personnel Committee of the Company’s Board of Directors. The Compensation and Personnel Committee’s 2018 Executive Compensation Update is attached and incorporated by reference as Exhibit 99.1 to this Form 8-K.

Item 9.01        Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Compensation and Personnel Committee’s 2018 Executive Compensation Update
Exhibit 99.2	Form of Performance Cash Award Agreement (incorporated by reference to Exhibit 99.1 to Form 8-K (filed September 13, 2018))
Exhibit 99.3	Form of Time-Based Cash Award Agreement (incorporated by reference to Exhibit 99.2 to Form 8-K (filed September 13, 2018))
Exhibit 99.4	The Alaska Communications Systems Group, Inc. Second Amended and Restated 2011 Incentive Award Plan (incorporated by reference to Exhibit 99.1 to Form S-8 (filed July 11, 2018))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2018	Alaska Communications Systems Group, Inc.

/s/ Leonard A. Steinberg
Leonard A. Steinberg
Corporate Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Compensation and Personnel Committee’s 2018 Executive Compensation Update
Exhibit 99.2	Form of Performance Cash Award Agreement (incorporated by reference to Exhibit 99.1 to Form 8-K (filed September 13, 2018))
Exhibit 99.3	Form of Time-Based Cash Award Agreement (incorporated by reference to Exhibit 99.2 to Form 8-K (filed September 13, 2018))
Exhibit 99.4	The Alaska Communications Systems Group, Inc. Second Amended and Restated 2011 Incentive Award Plan (incorporated by reference to Exhibit 99.1 to Form S-8 (filed July 11, 2018))